UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

Akari Therapeutics, Plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-36288	98-1034922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 East Jackson Street, Suite 3300

Tampa, FL 33602

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (929) 274-7510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 2,000 Ordinary Shares	AKTX	The Nasdaq Capital Market
Ordinary Shares, par value $0.000000005 per share*

*Trading, but only in connection with the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 2, 2026, the Company held a general meeting of shareholders of the Company (the “Special General Meeting”). Proxies were solicited pursuant to the definitive proxy statement on Schedule 14A filed on February 2, 2026. At the close of business on the record date for the Special General Meeting, the number of ordinary shares entitled to vote at the Special General Meeting was 91,567,009,533. The number of ordinary shares present or represented by valid proxy at the Special General Meeting established a quorum for the Special General Meeting. The Special General Meeting duly proceeded in accordance with the provisions of the articles of association of the Company, then in effect, and all matters submitted to a vote of the Company’s shareholders at the Special General Meeting were approved.

The voting results below are final and reported in ordinary shares.

Ordinary Resolution	For	Against	Abstain	Broker Non-Votes
To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the exercisability of Series G Warrants to purchase up to an aggregate of 10,043,774 American Depositary Shares (“ADSs”) and Placement Agent Warrants to purchase up to an aggregate of 504,300 ADSs, and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with a registered direct offering and a concurrent private placement that closed on December 17, 2025 and January 20, 2026.	40,370,290,401	307,764,000	8,968,000	–

To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 2,563,713 ADSs and Series G Warrants to purchase up to an aggregate of 2,563,713 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with a private placement offering of securities of the Company that closed on December 23, 2025.	40,371,532,401	307,920,000	7,570,000	–

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 2,563,713 ADSs and Series G Warrants to purchase up to an aggregate of 2,563,713 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with a private placement offering of securities of the Company that closed on December 23, 2025.	40,370,370,401	308,000,000	8,652,000	–

To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 4,673,963 ADSs and Note Exchange Warrants to purchase up to an aggregate of 4,673,963 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with an exchange of notes that closed on December 17, 2025.	40,371,562,401	308,002,000	7,458,000	–

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the exercisability of Pre-Funded Warrants to purchase up to an aggregate of 9,502,703 ADSs and Note Exchange Warrants to purchase up to an aggregate of 9,502,703 ADSs and the issuance of the ADSs and ordinary shares underlying such warrants, which were issued in connection with an exchange of notes that closed on December 17, 2025.	40,444,976,401	241,588,000	458,000	–

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akari Therapeutics, Plc

Date: March 2, 2026	By:	/s/ Kameel Farag
Kameel Farag
Interim Chief Financial Officer